============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  September 22, 2009
                                                         ------------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on July 28, 2009 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.

       Additionally, in accord with a previously reported authorization by the Company's Board of Directors, during the second quarter of this year, the Company acquired 74,900 shares of its common stock in open market transactions. The average cost per share acquired was $0.22.






                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  July 23, 2009                          REUNION INDUSTRIES, INC.
       -------------                               (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer



-	2	-

























UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period: JUNE 2009
										---------
							Federal Tax I.D. # 06-1439715
										 ----------

			CORPORATE MONTHLY OPERATING REPORT


								 DOCUMENT	EXPLANATION
REQUIRED DOCUMENTS			FORM NO.	 ATTACHED	 ATTACHED
-----------------------------    --------------   --------  ------------
Schedule of Cash Receipts
	and Disbursements			MOR-1		    YES	    N/A
Bank Reconciliations			MOR-1(CON'T)    YES	    N/A
Statement of Operations			MOR-2		    YES	    N/A
Balance Sheet				MOR-3		    YES	    N/A
Status of Post-petition Taxes		MOR-4		    YES	    N/A
Summary of Unpaid Post-petition
	Debts					MOR-4		    YES	    N/A
Accounts Receivable			MOR-5		    YES	    N/A
Taxes Reconciliation & Aging		MOR-5		    YES	    N/A
Payments -Insiders/Professionals	MOR-6		    YES	    N/A
Post Petition Status of Secured
	Notes, Leases Payable		MOR-6		    YES	    N/A
Debtor Questionnaire			MOR-7		    YES	    N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date JULY 22, 2009
			      -------------------------	     -------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/4
CASH RECEIPTS AND DISBURSEMENTS
JUNE 2009
--------


	Cash - beginning of period excluding			$  1,752,461

	Plus: Collections on receivables				   1,362,631
	Plus:	Miscellaneous/Titan receipts				     441,079

	Less: Disbursements
		Net payroll							    317,110
		Payroll taxes						    127,338
		Titan disbursements					     28,536
		Other operating						    888,960
		Income Tax payments					          0
		Reorganization:
			Professional fees					     50,000
			U.S. Trustee fees - quarterly			          0
										  ---------
							Total			  1,411,944
										  ---------

	Cash - end of period						$ 2,144,227
										===========































						- A-2 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/4
BANK RECONCILIATION
AS OF JUNE 30, 2009
-------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					OPERATING	PAYROLL		HEALTHCARE	PENSION
ACCOUNT NUMBER				2161326		2184149		2880718		10382890


Balance per books			$  95,024	$(3,083)	$  5,726	$      0
					=========	=======		========	========

BANK BALANCE 				$ 199,096	$     0		$ 52,540	$    710
Deposits in transit
Outstanding checks			 (104,072)	 (3,083)	 (46,814)	    (710)
Other - explain below
					---------	-------		--------	--------

Adj. Bank Balance			$  95,024	$(3,083)	$  5,726	$      0
					=========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
































						- A-3 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/4
BANK RECONCILIATION
AS OF JUNE 30, 2009
-------------------






BANK				PNC BANK	PNC BANK	PNC BANK
TYPE				PENSION		COLLATERAL	CARVE-OUT
ACCOUNT NUMBER			1011567058	1019820572	1019820847


Balance per books		$      0	$   79,427	$1,517,058
				========	==========	 =========

BANK BALANCE 			$  5,892	$   79,427	$1,517,058
Deposits in transit	       	       0
Outstanding checks		  (5,892)
Other - explain below
				--------	----------	 ---------
Adj. Bank Balance		$      0	$   79,427	$1,517,058
				========	==========	 =========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -










REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/4
BANK RECONCILIATION
AS OF JUNE 30, 2009
-------------------






BANK				FIFTH THIRD	FIFTH THIRD	 Chase	      Chase
TYPE				OPERATING	  PAYROLL	Operating    Royalty
ACCOUNT NUMBER			7512940417	  1065629	1690008469  1820765236


Balance per books		$ 296,995	$  (8,995)	$ 47,153    $ 114,922
				=========	 ========	 =======     ========

BANK BALANCE 			$ 592,325	$       0	$ 47,945    $ 118,415
Deposits in transit
Outstanding checks		 (295,330)        (8,995)         (792)      (3,493)
Other - explain below
				---------	 --------	 -------     --------

Adj. Bank Balance		$ 296,995	$  (8,995)	$ 47,153    $ 114,922
				=========	 ========	 =======     ========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)
											 Adjusted
											  Post
									Month of	Petition to
									  Jun-09	 30-Jun-09
									--------	----------

Net Sales								$  1,053	$ 39,793
Cost of Sales:
	Standard Cost						     747	  29,093
	Variances & Other						     293	   4,273
									  ------	 -------

	Gross Profit						      13	   6,427

Operating Expenses:
	Marketing							      47	   1,558
	General & Admin						     258	   6,785
									  ------	 -------

	Operating Profit						    (292)	  (1,916)

Other Income(Expense)						      29	  40,243
Equity in China JV						      29	   1,140
Reorganization exp:
	Professional fees						       0	    (591)
	U.S. Trustee fees						       0	     (81)
	Adequate Protection Paym't Exp.			       0	    (450)
Interest (Expense) - excluding Adequate
	Protection Payments					     (29)	  (4,912)
									  ------	 -------

	Profit before tax						    (263)	  33,433

Income Tax								       0	  (1,300)
									  ------	 -------

	Net Income							$   (263)	$ 32,133
									========	========



NOTE: Other income(expense) above primarily reflects the gain on
		the sale of the Company's CP Industries division in April of 2008.









						- A-6 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)

					26-Nov-07		31-May-09	30-Jun-09
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$   1,752	$  2,144
Net Receivables			    7,166		    2,242	   1,924
Net Inventory			   12,369		    2,453	   2,412
Other Current Assets		    3,029		    1,786	   1,630
					  -------		  -------	 -------
		Current		   23,318		    8,233	   8,110

Net Property			    6,300		    3,408	   3,383
Goodwill				   10,994		    1,491	   1,491
CSV policies			    2,200		    1,990	   1,990
Interest in China JV		    3,009		    4,120	   4,149
					  -------		  -------	 -------
		Total			$  45,821		$  19,242	$ 19,123
					=========		=========	========
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		    1,334	     933
Accrued Income Taxes		        0		       11	      11
Accrued Interest			      544		    1,690	   1,262
Customer Deposits			    4,424		        0	       0
Accrued Other			    4,272		    5,870	   6,860
					  -------		  -------	 -------
		Current		   12,545		    8,905	   9,066

Secured Debt and interest	   53,418		        0	       0
Other Liabilities			    3,101		    1,184	   1,184
					  -------		  -------	 -------
		Total Liabilities	   69,064		   10,089	  10,250

Total Equity			  (23,243)		    9,153	   8,873
					  -------		  -------	 -------

		Total			$  45,821		$  19,242	$ 19,123
					=========		=========	========


















						- A-7 -





REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/2
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF JUNE 30, 2009
-------------------
($ Amounts in 000's)



TAXES:
------
					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
	NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



	PAYROLL TAXES - See attached page 2
	-----------------------------------
		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




DEBTS:
------
					        Days Past Due
					  ---------------------------
				Current	   0-30    31-60    61-90    Over 91      Total
				------  ----   ----   ----   ------    ------
Accounts Payable		$  438	  $ 211	   $  46    $   0	$  238	   $   933
Wages Payable			    99						        99
Taxes Payable			     0						         0
Rent-Building			     0						         0
Adequate Protection Paymts	     0						         0
Professional Fees		     0        0     202			       202
Amounts due Insiders		     0        0       3	 3	  138	       144
				  ----      ---     ---      ---      -----       -----
	Total			$  537    $ 211   $ 251    $   3    $   376     $ 1,378
				 =====      ===     ===      ===      =====       =====



Explanations:
Wages represent hourly wages earned in the last half of June that were
	paid in July.
Professional fees are due Reid and Riege.
Amounts due insiders represent post petition interest on note and guaranty fees.










						- A-8 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/2
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS AND
ALL STATE AND LOCAL WITHHOOLDING TAX AND SUTA PAYMENTS
JUNE 2009
---------

DATE
PAID			HANNA		HQ		TOTAL
----			------	------	-------

01			 				      0
02							      0
03							      0
04							      0
05			 12,841				 12,841
08							      0
09							      0
10							      0
11							      0
12			 13,060		 8,429		 21,489
15			 24,177				 24,177
16							      0
17							      0
18							      0
19			 13,597				 13,597
22							      0
23							      0
24							      0
25							      0
26			 12,3771	 18,634		 31,011
29			 24,223				 24,223
30							      0

			-------		------		-------
TOTAL			100,275		27,063		127,338
			=======		======		=======







































						- A-9 -










REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF JUNE 30, 2009
-------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month			$ 2,353
		Plus: Invoiced during the month			  1,063
		Less: Amounts collected					 (1,363)
		Less: Credits/Adjustments				    (15)
										-------
		Trade Receivables - end of month			$ 2,038
										=======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30								$   978
		31-60								    841
		61-90								    177
		91+								     42
										 ------
			Total	trade receivables				  2,038
		Non-trade receivables					     21
		Less: Reserve for bad debts				   (135)
										-------
		Net Receivables - per balance sheet			$ 1,924
										=======


TAXES PAYABLE								$     -
-------------								 ======

		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




















						- A-10 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
JUNE 2009
---------
	Of the total disbursements shown on MOR-1, list the amount paid to
	insiders and to professionals.  For payments to insiders, identify
	the type of compensation paid.
								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $     0		$ 19,500
Charles E. Bradley		Director fees	  $ 9,833		$186,827
Thomas L. Cassidy			Director fees	  $     0		$ 19,500
Thomas Certo			Director fees	  $ 1,500		$  9,000
David E. Jackson			Director fees	  $ 1,500		$ 28,500
Joseph C. Lawyer			Director fees	  $ 4,625		$ 87,875
John G. Poole			Director fees	  $ 5,000		$ 95,000
Kimball J. Bradley, CEO		Salary		  $32,627		$619,913
John M. Froehlich, CFO		Salary		  $     0		$328,590
Thomas J. Vogel, VP		Salary		  $     0		$169,200

PROFESSIONALS:
--------------
											   TOTAL
				DATE OF		    PAID THIS	 TOTAL  INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO   AND
				 ORDER	APPROVED	AMOUNT	  DATE   UNPAID
				-------	--------  ---------	------- --------

Reid and Riege, PC	11/28/07	$ 846,323 $  50,000	$ 644,811 $201,512



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------


						 MONTHLY	  PAID	  POST
						 PAYM'TS	 DURING	PETITION
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	  U.S. Bank, as Trustee		 $      0	$       0 	 $      0


	LEASES
	------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  9,362	 $  9,362	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0









						- A-11 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
JUNE 2009
---------

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

											YES	NO
											---	---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
	OF BUSINESS THIS REPORTING PERIOD?							 X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
	IN POSSESSION ACCOUNT THIS REPORTING PERIOD?						 X
3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY POST-PETITION
	TAX RETURNS?										 X
4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER NECESSARY
	INSURANCE COVERAGES EXPIRED OR CANCELLED, OR HAS THE DEBOR
	RECEIVED NOTICE OF EXPIRATION OR CANCELLATION OF SUCH POLICIES?			 X
5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM PAYMENT?			 X
6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
	REPORTING PERIOD?									 X
7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
	RELATED PARTIES?									 X
8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 X
9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				 X
10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 X
11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 X
12.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			 X
13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				 X
14.ARE ANY WAGE PAYMENTS PAST DUE?								 X
15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		 	 X
16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?				 X
17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS TO ATTORNEYS
	OR OTHER PROFESSIONALS?								 X
18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION OUTSTIDE OF
	THE NORMAL COURSE OF BUSINESS?							 X
































						- A-12 -